Exhibit 21

Legal Name	State/Country of Organization
>NBBC, LLC	DE
1440 Ontario Inc.	Canada
1440 Productions LLC	DE
1440 Productions UK Limited	United Kingdom
1440 Quebec Inc.	Canada
1701 JFK Boulevard, L.P.	DE
170151 DCA Investment Holdings, LLC	DE
170151 DCA Investment, LLC	DE
17A LLC	DE
18A Hotel LLC	DE
18A LLC	DE
18th & Arch Hotel, LLC	DE
18th & Arch Street GP, LLC	DE
18th & Arch Street Limited, LLC	DE
18th & Arch, LP	DE
19A LLC	DE
19th & Arch Holdings, LLC	DE
19th & Arch II, LLC	DE
19th & Arch, LLC	DE
1X Productions LLC	DE
2 Baked Productions LLC	LA
3BG Holdings Company II LLC	DE
3BG Holdings L.L.C.	DE
ABB RFL, LLC	DE
Abigail Productions LLC	DE
Active Voices Limited	United Kingdom
Advanced IS, LLC	DE
AETN UK Germany GmbH	Germany
AF Productions LLC	DE
Agreed Voices Limited	United Kingdom
Albatros Datenservice GmbH	Germany
Albatros Solutions (Pty) Ltd	South Africa
All That Limited	United Kingdom
Alpine Hideaway Productions LLC	DE
Alternate Reality Productions LLC	DE
Alternative Studio LLC	DE
American Cablesystems Northeast, a Limited Partnership	MA
Ancient Futures Limited	United Kingdom
ANF Production Pty Ltd	Australia
Arcadia Pictures Limited	United Kingdom
Arcadia Productions LLC	DE
Ash Dance Films LLC	DE
Asia NBC (ANBC) Services LLC	DE
Athletes Direct LLC	DE
Attheraces Holdings Limited	United Kingdom

Attheraces Limited	United Kingdom
Avian Films Limited	United Kingdom
AWTV Holding, LLC	DE
AWTV, LLC	DE
B5 Pictures LLC	DE
Bad Behaviour Productions Pty Ltd	Australia
Baking Show, LLC	CA
Barricade Productions Limited	United Kingdom
Barter Music LLC	DE
Battleship Delta Investments L.L.C.	LA
BD2 Productions Inc.	Canada
Beautiful Day Productions LLC	DE
Beeswax.io Corporation	DE
Beshert LLC	DE
Big Dipper Productions Pty Ltd	Australia
Big Idea Entertainment, LLC	DE
Big Idea.com, LLC	DE
Big Minyan Films LLC	CT
Big Sky Music, LLC	DE
Big Smoke Pictures Limited	United Kingdom
Billy National Tour General Partner LLC	DE
Billy National Tour II General Partner LLC	DE
Birmingham Broadcasting (WVTM TV) LLC	AL
Blast ! Films Limited	United Kingdom
Blastr Productions LLC	DE
Bleecker Production Services Limited	United Kingdom
Blue Face Limited	Ireland
Blueface Italia S.r.l.	Italy
Blueface Limited	United Kingdom
Blueface US, LLC	DE
Bluerace, Inc.	DE
BluVector, Inc.	DE
Boardwalk Films LLC	DE
Bobwell Productions LLC	DE
Bone Appetite Productions LLC	DE
Boomerang Media Holdings II LLC	DE
Boomerang Media Holdings III LLC	DE
Bourne Again Limited	United Kingdom
Bourne Film Productions Inc.	Canada
Box Hill Films Limited	United Kingdom
Bravo Holding LLC	DE
Bravo Media LLC	NY
Bravo Media Productions Game of Crowns LLC	RI
Bravo Media Productions LLC	DE
Bravo Peacock Music LLC	DE
Bravo Platinum Hit Music LLC	DE

Broken Seal LLC	DE
BRS Golf Limited	Ireland
Bullwinkle Studios, LLC	DE
Business News (Asia) LLP	Singapore
Business News (Europe) Partnership	DE
Butterfly Films Limited	United Kingdom
C&C Wireless Holding Company, LLC	DE
Cabin Fever Productions LLC	DE
Cable Television of Gary, Inc.	IN
Cablevision Associates of Gary Joint Venture	IN
Cablevision Investment of Detroit, LLC	MI
CACO Holding Company LLC	DE
Callisto Media West, LLC	DE
Canciones de NBC Universo, LLC	DE
Carnival (Charles Dickens) Limited	United Kingdom
Carnival (DAX) Limited	United Kingdom
Carnival Film & Television Limited	United Kingdom
Carnival Productions Limited	United Kingdom
Carnival Productions Two Limited	United Kingdom
Carnivores Productions Pty Ltd	Australia
Castle Pictures Limited	United Kingdom
Catalina Content, LLC	DE
CBS Holdco, LLC	DE
Centenary Canada Holding Company	Canada
Central Moon Music, LLC	DE
Central Moon Productions LLC	DE
Century-TCI California Communications, L.P.	DE
Century-TCI Holdings, LLC	DE
Chimp Simple Productions LLC	DE
CityWalk Hollywood Holding LLC	DE
Clara Film Distribution LLC	DE
Class of 07 Productions Pty Ltd	Australia
Classic Feature Productions, LLC	DE
Classic Media Holdings, LLC	DE
Classic Media Music, LLC	DE
Classic Media Pictures, LLC	DE
Classic Media Productions, LLC	DE
Classic Media UK Limited	United Kingdom
Classic Media, LLC	DE
Classic Services II, LLC	DE
Classic Services, Inc.	DE
Cloud Wing UK Limited	United Kingdom
CNBC (UK) Limited	United Kingdom
CNBC Advertising (Shanghai) Co., Ltd.	China
CNBC LLC	DE
CNBC Media Productions LLC	DE

CNBC Productions of Louisiana LLC	LA
CNBC Publishing LLC	DE
CNBC World LLC	DE
CNV Productions LLC	DE
Colt 87 Films Limited	United Kingdom
COM Indiana, LLC	DE
COM Indianapolis, LLC	DE
COM South, LLC	CO
Comcast ABB Business Services, LLC	CO
Comcast ABB Note Consolidation, Inc.	DE
Comcast ABB of Georgia II, LLC	GA
Comcast AG Holdings, LLC	DE
Comcast Amateur Sports, LLC	DE
Comcast Baseball Investment, LLC	DE
Comcast Bidco Holdings Limited	United Kingdom
Comcast Bidco Limited	United Kingdom
Comcast Broadband Security, LLC	DE
Comcast Business Class Security of MA, LLC	DE
Comcast Business Class Security, LLC	DE
Comcast Business Communications Canada, LLC	DE
Comcast Business Communications, LLC	PA
Comcast Business International, LLC	DE
Comcast Cable Communications Canada, Inc.	Canada
Comcast Cable Communications Management, LLC	DE
Comcast Cable Communications, LLC	DE
Comcast Cable EP Services, Inc.	DE
Comcast Cable Funding I, LLC	DE
Comcast Cable of Indiana, LLC	DE
Comcast Cable of Indiana/Michigan/Texas I, LLC	TX
Comcast Cable of Maryland, LLC	DE
Comcast Cablevision of Southeast Michigan, Inc.	DE
Comcast California Collection Services, LLC	CA
Comcast Capital Corporation	DE
Comcast Capital International Limited	United Kingdom
Comcast CBRS, LLC	DE
Comcast CCH Subsidiary Holdings, Inc.	DE
Comcast CCW Holdings, LLC	DE
Comcast CHC Subsidiary Holdings, Inc.	DE
Comcast CHC, LLC	DE
Comcast Children’s Network Holdings, LLC	DE
Comcast CMCSA International Spain, S.L.U.	Spain
Comcast Commercial Services Group Holdings, LLC	DE
Comcast Connected Health, LLC	DE
Comcast Contribution Holdings, LLC	DE
Comcast Corporate Services UK Limited	United Kingdom
Comcast CSA Holdings, LLC	DE

Comcast CV GP, LLC	DE
Comcast CV, L.P.	DE
Comcast DC Radio, LLC	DE
Comcast DW Holding, Inc.	DE
Comcast ENG, LLC	DE
Comcast Financial Agency Corporation	DE
Comcast Funding I, LLC	DE
Comcast Garden State, LLC	DE
Comcast Gary Holdings, LLC	DE
Comcast Government Services, LLC	PA
Comcast Hockey Investment, LLC	DE
Comcast Hockey, LLC	DE
Comcast Holdings Corporation	PA
Comcast Holdings III, LLC	DE
Comcast Horror Entertainment Holdings, LLC	DE
Comcast Houston Advertising Holdings, LLC	DE
Comcast Hulu Holdings, LLC	DE
Comcast ICCP, LLC	CO
Comcast In Demand Holdings, Inc.	DE
Comcast India Engineering Center I LLP	India
Comcast India US Holdings, LLC	DE
Comcast Interactive Media, LLC	DE
Comcast International Australia Pty Ltd	Australia
Comcast International Canada Ltd.	Canada
Comcast International France SAS	France
Comcast International Germany GmbH	Germany
Comcast International Holdings UK Limited	United Kingdom
Comcast International Italy S.r.l.	Italy
Comcast International Singapore PTE. Ltd	Singapore
Comcast IP Holdings I, LLC	DE
Comcast IP Phone of Missouri, LLC	MO
Comcast IP Phone of Oregon, LLC	DE
Comcast IP Phone, LLC	PA
Comcast LA Holdings, Inc.	DE
Comcast LCP, Inc.	DE
Comcast Midcontinent, LLC	DE
Comcast MO Cable News, LLC	MA
Comcast MO Digital Radio, LLC	MA
Comcast MO Financial Services, LLC	CO
Comcast MO of Burnsville/Eagan, LLC	MN
Comcast MO Real Estate, Inc.	CO
Comcast MO SPC I, LLC	DE
Comcast MO SPC II, LLC	DE
Comcast MVNO II, LLC	DE
Comcast Navy Acquisition, LLC	DE
Comcast Navy Contribution, LLC	DE

Comcast Navy Holdings, LLC	DE
Comcast NECN Holdings, LLC	DE
Comcast Neptune Illinois, PLLC	IL
Comcast New Media Development, Inc.	PA
Comcast of Alabama, LLC	AL
Comcast of Alameda, Inc.	CA
Comcast of Arizona, LLC	CO
Comcast of Arkansas, Inc.	DE
Comcast of Arkansas/Louisiana/Minnesota/Mississippi/Tennessee, LLC	DE
Comcast of Avalon, LLC	DE
Comcast of Baltimore City, LLC	CO
Comcast of Boston, Inc.	NY
Comcast of Brockton, Inc.	DE
Comcast of Bryant, Inc.	AR
Comcast of Burlington County, LLC	DE
Comcast of California I, Inc.	NV
Comcast of California II, Inc.	CA
Comcast of California II, LLC	DE
Comcast of California III, Inc.	PA
Comcast of California III, LLC	CO
Comcast of California IV, Inc.	WY
Comcast of California IX, Inc.	PA
Comcast of California X, Inc.	PA
Comcast of California XI, Inc.	DE
Comcast of California XII, LLC	DE
Comcast of California XIII, Inc.	CA
Comcast of California XV, LLC	DE
Comcast of California/Colorado, LLC	DE
Comcast of California/Colorado/Florida/Oregon, Inc.	PA
Comcast of California/Colorado/Illinois/Indiana/Michigan, LLC	DE
Comcast of California/Connecticut/Michigan	CO
Comcast of California/Idaho, Inc.	ID
Comcast of California/Illinois, LLC	CO
Comcast of California/Maryland/Pennsylvania/Virginia/West Virginia, LLC	DE
Comcast of California/Massachusetts/Michigan/Utah, LLC	DE
Comcast of Carolina, LLC	SC
Comcast of Central New Jersey II, LLC	DE
Comcast of Central New Jersey, LLC	DE
Comcast of Chicago, Inc.	IL
Comcast of Clinton, LLC	MI
Comcast of Colorado IX, LLC	DE
Comcast of Colorado/Pennsylvania/West Virginia, LLC	DE
Comcast of Connecticut, Inc.	OK
Comcast of Connecticut/Georgia/Massachusetts/New Hampshire/New York/North Carolina/Virginia/Vermont, LLC	DE
Comcast of Cupertino, Inc.	CA

Comcast of Davis County, Inc.	PA
Comcast of Delmarva, LLC	DE
Comcast of Detroit	MI
Comcast of Detroit, LLC	MI
Comcast of East San Fernando Valley, LP	CO
Comcast of Eastern Shore, LLC	DE
Comcast of Elkton, LLC	DE
Comcast of Flint, Inc.	MI
Comcast of Florida/Georgia	MI
Comcast of Fort Wayne Limited Partnership	IN
Comcast of Fresno, Inc.	CA
Comcast of Garden State L.P.	DE
Comcast of Georgia I, LLC	GA
Comcast of Georgia/Illinois/Michigan, LLC	FL
Comcast of Georgia/Massachusetts, LLC	DE
Comcast of Georgia/Michigan, LLC	CA
Comcast of Georgia/Pennsylvania, LLC	DE
Comcast of Georgia/South Carolina II, LLC	DE
Comcast of Georgia/South Carolina, LLC	CO
Comcast of Gloucester County, LLC	DE
Comcast of Grosse Pointe, Inc.	MI
Comcast of Harford County, LLC	MD
Comcast of Houston, LLC	DE
Comcast of Howard County, LLC	MD
Comcast of Illinois I, Inc.	IL
Comcast of Illinois II, Inc.	KS
Comcast of Illinois III, Inc.	IL
Comcast of Illinois IV, Inc.	IL
Comcast of Illinois IX, LLC	DE
Comcast of Illinois V, Inc.	DE
Comcast of Illinois VI, LLC	DE
Comcast of Illinois VII, Inc.	DE
Comcast of Illinois VIII, LLC	DE
Comcast of Illinois X, LLC	DE
Comcast of Illinois XI, LLC	DE
Comcast of Illinois XII, LLC	NJ
Comcast of Illinois XIII, L.P.	AZ
Comcast of Illinois/Indiana, LLC	FL
Comcast of Illinois/Indiana/Michigan, LLC	DE
Comcast of Illinois/Indiana/Ohio, LLC	DE
Comcast of Illinois/Ohio/Oregon, LLC	DE
Comcast of Illinois/West Virginia, LLC	DE
Comcast of Indiana/Kentucky/Utah, LLC	CA
Comcast of Indiana/Michigan, LLC	IA
Comcast of Indiana/Michigan/Pennsylvania, LLC	IA
Comcast of Indianapolis, L.P.	DE

Comcast of Indianapolis, LLC	DE
Comcast of Inkster, LLC	MI
Comcast of Jersey City, LLC	DE
Comcast of Kentucky/Tennessee/Virginia, LLC	DE
Comcast of Laurel, Inc.	MS
Comcast of Lawrence, LLC	DE
Comcast of Levittown, LLC	DE
Comcast of Little Rock, Inc.	AR
Comcast of Lompoc, LLC	DE
Comcast of Long Beach Island, LLC	DE
Comcast of Louisiana/Mississippi/Texas, LLC	DE
Comcast of Lower Merion, LLC	DE
Comcast of Macomb, LLC	MI
Comcast of Maine/New Hampshire, Inc.	NH
Comcast of Maryland II, LLC	DE
Comcast of Maryland Limited Partnership	MD
Comcast of Maryland, LLC	CO
Comcast of Massachusetts II, Inc.	DE
Comcast of Massachusetts III, Inc.	DE
Comcast of Massachusetts/Virginia, Inc.	VA
Comcast of Mercer County, LLC	DE
Comcast of Meridian, Inc.	MS
Comcast of Michigan I, LLC	DE
Comcast of Michigan II, LLC	DE
Comcast of Michigan III, Inc.	DE
Comcast of Michigan IV, LLC	CO
Comcast of Michigan, LLC	DE
Comcast of Michigan/Mississippi/Tennessee, Inc.	DE
Comcast of Milton, Inc.	MA
Comcast of Minnesota, Inc.	PA
Comcast of Minnesota/Wisconsin, Inc.	PA
Comcast of Mississippi Call Center, LLC	DE
Comcast of Missouri, LLC	CO
Comcast of Monmouth County, LLC	DE
Comcast of Mt. Clemens, LLC	MI
Comcast of Muncie, LLC	IN
Comcast of Muncie, LP	IN
Comcast of Muskegon	MI
Comcast of Nashville I, LLC	DE
Comcast of Nashville II, LLC	DE
Comcast of Needham, Inc.	DE
Comcast of New Castle County, LLC	DE
Comcast of New Hampshire, Inc.	DE
Comcast of New Jersey II, LLC	DE
Comcast of New Jersey, LLC	NJ
Comcast of New Mexico, LLC	CO

Comcast of New Mexico/Pennsylvania, LLC	DE
Comcast of New York, LLC	DE
Comcast of Northern California I, Inc.	PA
Comcast of Northern Illinois, Inc.	IL
Comcast of Northern Indiana, Inc.	DE
Comcast of Northwest New Jersey, LLC	DE
Comcast of Novato, Inc.	OR
Comcast of Ocean County, LLC	DE
Comcast of Ohio, Inc.	OH
Comcast of Oregon I, Inc.	DE
Comcast of Oregon II, Inc.	DE
Comcast of Pennsylvania I, LLC	DE
Comcast of Pennsylvania II, Inc.	CO
Comcast of Pennsylvania II, L.P.	DE
Comcast of Pennsylvania III, LLC	CO
Comcast of Pennsylvania, LLC	DE
Comcast of Pennsylvania/Maryland, LLC	DE
Comcast of Philadelphia II, LLC	DE
Comcast of Philadelphia, LLC	DE
Comcast of Plainfield, LLC	DE
Comcast of Potomac, LLC	DE
Comcast of Richmond, LLC	VA
Comcast of Sacramento I, LLC	CA
Comcast of Sacramento II, LLC	CA
Comcast of Sacramento III, LLC	CA
Comcast of San Joaquin, Inc.	WY
Comcast of San Leandro, Inc.	CA
Comcast of Santa Cruz, Inc.	CO
Comcast of Santa Maria, LLC	DE
Comcast of Shelby, LLC	MI
Comcast of Sierra Valleys, Inc.	PA
Comcast of South Chicago, Inc.	IL
Comcast of South Jersey, LLC	DE
Comcast of Southeast Pennsylvania, LLC	DE
Comcast of Southern California, Inc.	OR
Comcast of Southern Illinois, LLC	DE
Comcast of Southern Mississippi, Inc.	DE
Comcast of Southern New England, Inc.	MA
Comcast of Southern Tennessee, LLC	DE
Comcast of St. Paul, Inc.	MN
Comcast of Sterling Heights, LLC	MI
Comcast of Taylor, LLC	DE
Comcast of Tennessee, LLC	DE
Comcast of the District Holdings, Inc.	DE
Comcast of the District, LLC	DC
Comcast of the Meadowlands, LLC	DE

Comcast of the South	CO
Comcast of the South, LLC	DE
Comcast of Tupelo, Inc.	MS
Comcast of Utah I, LLC	IN
Comcast of Utah II, Inc.	PA
Comcast of Utica, LLC	MI
Comcast of Virginia, LLC	CO
Comcast of Warren, LLC	MI
Comcast of Wasatch, Inc.	PA
Comcast of West Virginia, LLC	DE
Comcast of Wildwood, LLC	DE
Comcast of Wisconsin, Inc.	CO
Comcast OTR1, LLC	DE
Comcast Palm Beach GP, LLC	DE
Comcast Philadelphia Corporation IV East	PA
Comcast Philadelphia Holdings, LLC	DE
Comcast Phone of Alabama, LLC	DE
Comcast Phone of Arizona, LLC	DE
Comcast Phone of Arkansas, LLC	DE
Comcast Phone of California, LLC	DE
Comcast Phone of Central Indiana, LLC	DE
Comcast Phone of Colorado, LLC	DE
Comcast Phone of Connecticut, Inc.	CO
Comcast Phone of D.C., LLC	DE
Comcast Phone of Delaware, LLC	DE
Comcast Phone of Florida, LLC	DE
Comcast Phone of Georgia, LLC	CO
Comcast Phone of Idaho, LLC	DE
Comcast Phone of Illinois, LLC	DE
Comcast Phone of Iowa, LLC	DE
Comcast Phone of Kansas, LLC	DE
Comcast Phone of Kentucky, LLC	DE
Comcast Phone of Louisiana, LLC	DE
Comcast Phone of Maine, LLC	DE
Comcast Phone of Massachusetts, Inc.	DE
Comcast Phone of Michigan, LLC	DE
Comcast Phone of Minnesota, Inc.	MN
Comcast Phone of Mississippi, LLC	DE
Comcast Phone of Missouri, LLC	DE
Comcast Phone of Montana, LLC	DE
Comcast Phone of Nebraska, LLC	DE
Comcast Phone of Nevada, LLC	DE
Comcast Phone of New Hampshire, LLC	DE
Comcast Phone of New Mexico, LLC	DE
Comcast Phone of New York, LLC	DE
Comcast Phone of North Carolina, LLC	DE

Comcast Phone of North Dakota, LLC	DE
Comcast Phone of Northern Maryland, Inc.	MD
Comcast Phone of Ohio, LLC	DE
Comcast Phone of Oklahoma, LLC	DE
Comcast Phone of Oregon, LLC	DE
Comcast Phone of Pennsylvania, LLC	DE
Comcast Phone of Rhode Island, LLC	DE
Comcast Phone of South Carolina, Inc.	SC
Comcast Phone of South Dakota, LLC	DE
Comcast Phone of Tennessee, LLC	DE
Comcast Phone of Texas, LLC	DE
Comcast Phone of Utah, LLC	DE
Comcast Phone of Vermont, LLC	DE
Comcast Phone of Virginia, LLC	VA
Comcast Phone of Washington, LLC	DE
Comcast Phone of West Virginia, LLC	DE
Comcast Phone of Wisconsin, LLC	DE
Comcast Phone, LLC	DE
Comcast Programming Management, LLC	DE
Comcast Programming Ventures III, LLC	DE
Comcast Programming Ventures V, LLC	DE
Comcast PSM Holdings II, LLC	DE
Comcast PSM Holdings, LLC	DE
Comcast QCOM TV Partners GP, LLC	DE
Comcast RL Holdings, LLC	DE
Comcast Snap Holdings II, LLC	DE
Comcast Snap Holdings, Inc.	DE
Comcast Spectacor Events, LLC	DE
Comcast Spectacor Holding Company, LLC	DE
Comcast Spectacor Ventures, LLC	PA
Comcast Spectacor, LLC	PA
Comcast Sports Management Services, LLC	DE
Comcast Sports NY Holdings, LLC	DE
Comcast SportsNet Bay Area Holdings, LLC	DE
Comcast SportsNet California, LLC	DE
Comcast SportsNet Chicago Holdings, LLC	DE
Comcast SportsNet NE Holdings, LLC	DE
Comcast SportsNet New England Holdings, LLC	DE
Comcast SportsNet New England, LLC	DE
Comcast SportsNet Philadelphia Holdings, LLC	DE
Comcast SportsNet Philadelphia, L.P.	PA
Comcast Spotlight Charter Cable Advertising, LP	DE
Comcast STB Software MOT, LLC	DE
Comcast STB Software TW, LLC	DE
Comcast Technology Solutions, LLC	DE
Comcast Technology, Inc.	DE

Comcast Ventures, LLC	DE
Comcast Ventures, LP	DE
Comcast Warranty and Home Insurance Agency, LLC	DE
Comcast XSG, LLC	DE
Comcast/Charter Master Cable Advertising, LLC	DE
Community Realty, LLC	NV
Compound Films Limited	United Kingdom
Corpus Vivos Productions LLC	DE
Cotham Hill Productions, LLC	CA
Covert Productions LLC	DE
CP Entertainment Services LLC	DE
CR Films, LLC	DE
Crazy Hill Productions Inc.	Canada
Creative Interactive Productions LLC	DE
Creative Park Productions LLC	DE
Creative Screen Productions LLC	CA
Creative Writing Productions LLC	DE
Critical Incident Productions Pty Ltd	Australia
Crossover Connect, LLC	DE
CS DPS Holdings, LLC	DE
CS eSports Korea Ltd.	South Korea
CS Fusion Investors, LLC	PA
CS KJV Holdings, LLC	DE
CS Phase Two Investors, LLC	PA
CS Philadelphia Lacrosse Team, LLC	DE
CS Philadelphia OW Team, LLC	DE
CS PL Investors, LLC	DE
CSLP Phase One GP, LLC	PA
CSLP Phase One Investor, L.P.	PA
CSLP Phase One Operator, L.P.	PA
CSNNE Partner, LLC	DE
CTC Concourse, LLC	DE
Curlew Films LLC	DE
Cymru International Limited	United Kingdom
DA Films LLC	DE
Daily Essentials LLC	DE
DailyCandy Commerce, LLC	DE
DailyCandy, LLC	DE
Dame Films Limited	United Kingdom
Dame Productions Inc.	Canada
Dark Room Pictures LLC	LA
Dark Universe Productions LLC	DE
Deep Blue Communications, LLC	NY
Deer Park Pictures LLC	DE
Defying Gravity LLC	DE
Del Mar Productions LLC	DE

Delgany Productions LLC	DE
Delta Films LLC	LA
Diagonal View Limited	United Kingdom
Diary Productions LLC	DE
Digital Golf Solutions SAS	France
Direct Alternative Productions LLC	DE
Directed Voices Limited	United Kingdom
Dirt Road Films LLC	DE
Discos Telemundo, LLC	DE
Discover a Star	CA
DM4 Productions LLC	DE
DR 3000 Films LLC	DE
DreamWorks Animation Home Entertainment II, LLC	DE
DreamWorks Animation Home Entertainment, L.L.C.	DE
DreamWorks Animation Hong Kong Limited	Hong Kong
DreamWorks Animation International Services, LLC	DE
DreamWorks Animation L.L.C.	DE
DreamWorks Animation Licensing, LLC	DE
DreamWorks Animation Live Theatrical Productions LLC	DE
DreamWorks Animation Online, Inc.	DE
DreamWorks Animation Publishing, LLC	DE
DreamWorks Animation Television Post-Production, LLC	DE
DreamWorks Distribution Limited	United Kingdom
DreamWorks MCN, LLC	DE
DreamWorks Post-Production L.L.C.	DE
DreamWorks, LLC	DE
DTC Development LLC	DE
DW Animation Ireland Limited	Ireland
DWA Film Productions II Ltd	United Kingdom
DWA Film Productions Limited	United Kingdom
DWA Finance I L.L.C.	DE
DWA Glendale Properties, LLC	DE
DWA Holdings, LLC	DE
DWA III Holdings, LLC	DE
DWA International Investments, LLC	DE
DWA International Television Properties, LLC	DE
DWA Kids, LLC	CA
DWA Live Stage Development, LLC	DE
DWA NV Holdings, LLC	DE
Dylan Holdings LLC	DE
E Entertainment Servicios, S. de R.L. de C.V.	Mexico
E! Digital Lab Productions LLC	DE
E! Distribution, L.L.C.	DE
E! Entertainment Audiovisual Servicos e Representacoes Ltda.	Brazil
E! Entertainment Mexico Holdings LLC	DE
E! Entertainment Mexico, LLC	DE

E! Entertainment Television International Holdings, LLC	DE
E! Entertainment Television, LLC	DE
E! Holdings, LLC	DE
E! LatAm Holdings, LLC	DE
E! Media Productions, LLC	DE
E! Networks Productions, LLC	DE
Eagle Street Productions, LLC	CA
Earth Holdings LLC	DE
El Paradiso Films Limited	United Kingdom
Enterprise Corporate Services LLC	DE
Entertainment for All, LLC	DE
Entertainment Rights US Holdings, LLC	DE
Entertainment Systems, LLC	DE
Estrella Communications LLC	DE
Estudios Mexicanos Telemundo, S.A. de C.V.	Mexico
ETV Holdings, LLC	DE
Evelyn Bay Productions Pty Ltd	Australia
Evergreen Pictures LLC	DE
Exclamation Music, LLC	CA
Exhibition Music LLC	DE
Exmont Productions LLC	DE
Explorer Productions Limited	United Kingdom
Exposure Studios, LLC	DE
EZLinks Golf Holdings, LLC	DE
EZLinks Golf LLC	DE
F10 Productions LLC	DE
Fab 5 Films LLC	DE
Factual Voices Limited	United Kingdom
Family Insight, LLC	DE
Fandango Holdings LLC	VA
Fandango Loyalty Solutions, LLC	VA
Fandango Marketing, Inc.	VA
Fandango Media, LLC	VA
Fandango Merchandising, LLC	VA
Fantail Funding LLC	DE
Far North Entertainment Holdings, Inc.	Canada
Faraway Connections, LLC	DE
Farraday Films Investments LLC	LA
Fast Productions Limited	United Kingdom
FeiWeiMeiDi Information Technology (Beijing) Co., Ltd.	China
Feline Productions Limited	United Kingdom
FF5 Productions Canada, Inc.	Canada
FF8 Productions LLC	DE
FF9 Pictures Limited	United Kingdom
FF9 Productions LLC	DE
FFSO LIMITED	United Kingdom

FFSO Productions LLC	DE
Filmmaker Production Services LLC	DE
Filmmaker Studio Services LLC	DE
Fireball Films Limited	United Kingdom
First Alternative Productions LLC	DE
First Man Productions LLC	LA
First Podcast Productions LLC	DE
Fitness Video Ventures, LLC	DE
Flagship Development LLC	DE
Flock of Peacocks Music JV/ASCAP LLC	DE
Fluency Productions LLC	DE
Fly Town Productions LLC	DE
Flyers Skate Zone, L.P.	PA
FM Production Services LLC	DE
FNV LLC	CA
Focus Features International LLC	DE
Focus Features LLC	DE
Focus Features Productions LLC	DE
For Games Music, LLC	DE
Forecast Fund Investments, LLC	DE
Forecast Labs, LLC	DE
FPS Rink, L.P.	PA
FPS Rink, LLC	PA
FPS Urban Renewal, Inc.	NJ
FreeWheel Advertisers Limited	United Kingdom
FreeWheel Advertisers, Inc.	DE
FreeWheel Media, Inc.	DE
Friedgold Talent LLC	DE
Front Page News LLC	DE
FTNV LLC	DE
Future Platform LLC	DE
G4 Media Productions, LLC	DE
G4 Media, LLC	DE
G4 Studio Productions, LLC	DE
Gadget Films LLC	DE
Gamut Productions LLC	DE
Gatto Productions Pty Ltd	Australia
Genacast Ventures II, LLC	DE
Genacast Ventures, LLC	DE
GEP Adam Inc.	Canada
GEP Amalgamation Inc.	Canada
GEP Away Inc.	Canada
GEP BC Effects Inc.	Canada
GEP Blockbuster Inc.	Canada
GEP Bumper Inc.	Canada
GEP Cherry Flavor Inc.	Canada

GEP Chucky Inc.	Canada
GEP Crime Inc.	Canada
GEP CZ Inc.	Canada
GEP E Inc.	Canada
GEP Guilt Inc.	Canada
GEP Hatch Inc.	Canada
GEP Impulse C Inc.	Canada
GEP Innocence Inc.	Canada
GEP Irrational Inc.	Canada
GEP Issues Inc.	Canada
GEP La Brea Inc.	Canada
GEP MBTB Inc.	Canada
GEP Monk Inc.	Canada
GEP Nye Inc.	Canada
GEP One Inc.	Canada
GEP Ontario Effects Inc.	Canada
GEP Podcast Inc.	Canada
GEP Productions Inc.	Canada
GEP Psych Inc.	Canada
GEP Puddin Inc.	Canada
GEP Quantum Inc.	Canada
GEP Quebec Effects Inc.	Canada
GEP Resident Inc.	Canada
GEP Scott Inc.	Canada
GEP Umbrella A Inc.	Canada
GEP Umbrella B Inc.	Canada
Getting Away Productions, Inc.	Canada
GIGA Television GmbH	Germany
Gilmore Films LLC	DE
Global Ad Sales Limited	United Kingdom
Global Advertising (Guangzhou) Co., Ltd.	China
Global Fiction Inc.	DE
Global Post Workers LLC	DE
Gloss Mountain Productions LLC	DE
Gold Key Home Video, LLC	DE
Gold Medal Productions LLC	DE
Golfcolorado.com, LLC	CO
GolfNow Enterprises Inc.	Canada
Golfnow, LLC	FL
Good Machine International LLC	NY
Good Machine LLC	NY
GOTJ Distribution, LLC	NY
Gramercy Film Productions Inc.	Canada
Gramercy Productions LLC	DE
Grunewald Films Limited	United Kingdom
GTCR/Boomerang Holdings/B, LLC	DE

Harlan Films LLC	DE
Here We Go Productions LLC	DE
Heyday Television Limited	United Kingdom
High Tea Pictures Limited	United Kingdom
Hilltop Coffee LLC	DE
Hilltop Hot Dogs LLC	DE
Hilltop Services LLC	DE
Hood 3 Inc.	Canada
House of Gods Productions Pty Ltd	Australia
Housing for Tomorrow Corp.	FL
Houston SportsNet Finance, LLC	DE
Houston SportsNet Holdings LLC	DE
HTVP Limited	United Kingdom
Husdawg Communications LLC	CA
Hutch Productions Inc.	Canada
iControl Networks, Inc.	DE
IFH-U Holding B.V.	Netherlands
Illumination Entertainment Marketing LLC	DE
Illumination Studios Paris	France
Imagine Films Entertainment LLC	DE
IMG-LA Productions LLC	DE
Impossibly Simple, LLC	DE
Incuborn Solutions, LLC	AZ
Independent Fibre Retail Limited	United Kingdom
Indigo Development and Entertainment Arts LLC	DE
Infobonn Text-, Informations- und Pressebüro Verwaltungsgesellschaft mbH	Germany
Inittowinit LLC	DE
Insect Productions LLC	DE
International Channel Pack Distribution Limited	United Kingdom
International Journeys, LLC	CA
International Media Distribution, LLC	CO
Irreverent Productions Pty Ltd	Australia
It Had To Be Murder Holdings LLC	DE
JB5 Productions Limited	United Kingdom
JE Production Pty Ltd	Australia
Jet Tracks, LLC	CA
Joint Films Inc.	Canada
Jupiter Entertainment Holdings, LLC	DE
Jupiter Entertainment North, LLC	DE
Jupiter Entertainment, LLC	DE
K25 Productions Pty Ltd	Australia
Karaoke Productions Limited	United Kingdom
Kempston Hardwick Developments Limited	United Kingdom
Kidsprog Limited	United Kingdom
Kingsley Film Productions LLC	DE

Knightly Film Productions LLC	DE
KNSD Granite Ridge, LLC	DE
KNTV License LLC	DE
KNTV Television LLC	DE
Kvinde Productions LLC	DE
LA to UK Productions Limited	United Kingdom
LAB Productions Pty Ltd	Australia
Lassie Distribution, LLC	NY
Latitude Productions LLC	DE
Laurel Productions LLC	DE
Lauren Film Productions LLC	DE
Lava Films LLC	DE
Lenfest Jersey, LLC	DE
License Holdings 17A, LLC	DE
License Holdings 18A, LLC	DE
Little Lotta Music, LLC	DE
Logoring, LLC	DE
Lone Star Films Limited	United Kingdom
Long Branch Productions Inc.	Canada
Love American Journeys, LLC	CA
Love Bugs Film LLC	LA
Love Minky Television Development Inc.	Canada
Love Productions Limited	United Kingdom
Love Productions USA, Inc.	CA
Low Voices Limited	United Kingdom
LSS Football LLC	NY
LX Networks LLC	DE
M Brothers Film 2 LLC	DE
M Brothers Productions LLC	DE
Magic Carpet Productions LLC	DE
Mammoth Films LLC	DE
Marital Assets, LLC	DE
Mark III Funding, LLC	DE
MarketLink Indianapolis Cable Advertising, LLC	DE
MAS Group Holdings, LLC	DE
MAS Intermediate I, Inc.	DE
MAS Intermediate II, Inc.	DE
Masergy Cloud Communications, Inc.	CA
Masergy Cloud UC Corporation	CA
Masergy Communications UK Limited	United Kingdom
Masergy Communications, Inc.	DE
Masergy Comunicaciones S. de R.L. de C.V.	Mexico
Masergy Holdings, Inc.	DE
Masergy Philippines Inc.	Philippines
Matchbox Eureka One Pty Ltd	Australia
Matchbox New Zealand Productions Limited	New Zealand

Matchbox Pictures Pty Ltd	Australia
Matchbox Productions Pty Ltd	Australia
Mathgamain Films Limited	United Kingdom
MB2 Productions LLC	DE
MCA Toys Holdings LLC	DE
MCA Toys LLC	DE
MD Films PR LLC	DE
MDOA Ltd	United Kingdom
Media Core LLC	DE
MediaNaviCo LLC	VA
Memory Films LLC	DE
Merchandising Company of America LLC	DE
Metrological Group B.V.	Netherlands
Metrological Media Innovations B.V.	Netherlands
Metrological Widgets B.V.	Netherlands
Michael Film Distribution LLC	DE
Migration Productions LLC	DE
Minaret Films LLC	DE
Mins 2 Productions LLC	DE
Mins3 Production LLC	DE
MM2 Films LLC	DE
Monkey Business Productions LLC	DE
Monkey Kids Limited	United Kingdom
Monkey Kingdom Limited	United Kingdom
Monkey Kingdom LLC	DE
Monkey Television LLC	DE
Moon Spin Films, LLC	DE
MovieTickets.com Promotions, LLC	VA
MovieTickets.com, LLC	VA
MSNBC Cable L.L.C.	DE
MSNBC Canada Distribution Inc.	DE
MSNBC Music Publishing LLC	DE
MSNBC Super Desk LLC	DE
MTC Acquisition LLC	DE
Munchkinland Productions LP	DE
Music of Syfy Channel LLC	DE
Music of USA Cable Entertainment LLC	DE
Music of USA Network LLC	DE
Musica Telemundo, LLC	DE
Must See Music LLC	DE
MW Sports Holdings, LLC	DE
National Center for Safety Initiatives, LLC	DE
NBC (UK) Holdings Limited	United Kingdom
NBC Enterprises LLC	NV
NBC Facilities LLC	NY
NBC Interactive Media LLC	DE

NBC Investments LLC	DE
NBC Network Productions LLC	DE
NBC News Archives LLC	NY
NBC News Bureaus LLC	DE
NBC News Channel LLC	DE
NBC News Digital LLC	DE
NBC News Worldwide LLC	DE
NBC Olympics LLC	DE
NBC Olympics Planning LLC	DE
NBC Pageants LLC	DE
NBC Palm Beach Investment I LLC	CA
NBC Palm Beach Investment II LLC	CA
NBC Program Ventures LLC	DE
NBC Records LLC	DE
NBC Shop LLC	DE
NBC Sports Gold LLC	NY
NBC Sports Mobile Apps, LLC	DE
NBC Sports Network, L.P.	DE
NBC Sports Next, LLC	DE
NBC Sports Ventures LLC	DE
NBC Stations Management II LLC	DE
NBC Stations Management LLC	CO
NBC Storage Management LLC	DE
NBC Sub (WCMH), LLC	DE
NBC Subsidiary (KNBC-TV) LLC	DE
NBC Subsidiary (WCAU-TV), L.P.	DE
NBC Subsidiary (WMAQ-TV) LLC	DE
NBC Subsidiary (WRC-TV) LLC	DE
NBC Subsidiary (WTVJ-TV) LLC	DE
NBC Syndication Holding LLC	DE
NBC Telemundo License Holding LLC	DE
NBC Telemundo License LLC	DE
NBC Telemundo LLC	DE
NBC TV Stations Sales & Marketing LLC	DE
NBC Universal (Singapore) Holdings I Pte. Ltd.	Singapore
NBC Universal (Singapore) Holdings II Pte. Ltd.	Singapore
NBC Universal Digital Solutions LLC	DE
NBC Universal Global Networks Deutschland GmbH	Germany
NBC Universal Global Networks España, S.L.U.	Spain
NBC Universal Global Networks France SAS	France
NBC Universal Global Networks Latin America LLC	DE
NBC Universal Global Networks Management Limited	United Kingdom
NBC Universal Global Networks UK Limited	United Kingdom
NBC Universal International Television Distribution Germany GmbH	Germany
NBC Universal International Television Distribution Singapore Pte. Ltd.	Singapore
NBC Universal Networks International Brasil Ltda.	Brazil

NBC Universal Television Japan, Ltd.	Japan
NBC Universal Television Studio Digital Development LLC	DE
NBC Universo LLC	DE
NBC Universo Music Publishing, LLC	DE
NBC West, LLC	DE
NBC/Hearst-Argyle Syndication, LLC	DE
NBC/IJV LLC	DE
NBC-A&E Holding LLC	DE
NBCBoston Real Estate LLC	DE
NBC-NPN Holding LLC	DE
NBCP Holdings LLC	NY
NBC-Rainbow Holding LLC	CA
NBCU Acquisition Sub LLC	DE
NBCU Cable Entertainment Holding LLC	DE
NBCU Corporate Holdings, LLC	DE
NBCU Digital Music LLC	DE
NBCU Dutch Holding (US) LLC	DE
NBCU Emerging Networks LLC	DE
NBCU Global Networks Asia Pte. Ltd.	Singapore
NBCU International LLC	DE
NBCU New LLC I	DE
NBCU New LLC II	DE
NBCU New Site Holdings LLC	DE
NBCU Television Holding LLC	DE
NBCUniversal Ad Sales and Marketing LLC	DE
NBCUniversal Asia, LLC	DE
NBCUniversal Atlas LLC	DE
NBCUniversal Cahuenga, LLC	DE
NBCUniversal Content Commerce LLC	DE
NBCUniversal Digital Enterprises LLC	DE
NBCUniversal Digital Enterprises Productions LLC	DE
NBCUniversal Digital Entertainment LLC	DE
NBCUniversal Digital Lab LLC	DE
NBCUniversal Enterprise, Inc.	DE
NBCUniversal Entertainment Japan LLC	Japan
NBCUniversal Fandango Holdings, LLC	VA
NBCUniversal Funding LLC	DE
NBCUniversal Government Services LLC	DE
NBCUniversal International Limited	United Kingdom
NBCUniversal International Networks Acquisitions Limited	United Kingdom
NBCUniversal International Networks Australia Pty Ltd	Australia
NBCUniversal International Networks Holdings Limited	United Kingdom
NBCUniversal International Networks Limited	United Kingdom
NBCUniversal International Networks US LLC	DE
NBCUniversal International Operations Limited	United Kingdom

NBCUniversal International Television Distribution South Africa (Proprietary) Limited	South Africa
NBCUniversal Media Distribution Services Private Limited	India
NBCUniversal Media, LLC	DE
NBCUniversal Networks International Argentina Holdings LLC	DE
NBCUniversal Networks International Argentina S.R.L.	Argentina
NBCUniversal Networks International Brasil Programadora S.A.	Brazil
NBCUniversal Networks International Colombia S.A.S.	Colombia
NBCUniversal Networks International Guatemala, Limitada	Guatemala
NBCUniversal Networks International Mexico, S. de R.L. de C.V.	Mexico
NBCUniversal Networks International Panama, S. de R.L.	Panama
NBCUniversal Networks International Spanish Latin America LLC	DE
NBCUniversal Production Services LLC	DE
NBCUniversal Production Support NY LLC	DE
NBCUniversal Real Estate LLC	DE
NBCUniversal Shared Services, LLC	DE
NBCUniversal, LLC	DE
NBC-VVTV Holding LLC	CA
NBC-VVTV2 Holding LLC	CA
NBC-West Coast Holding II LLC	DE
NBC-West Coast Holding LLC	DE
NBC-XFL Holding LLC	DE
NCL Co, LLC	DE
Neos Ventures Limited	United Kingdom
New England Cable News	MA
New Media, LLC	DE
New Mexico Lighting & Grip LLC	DE
NewCo Cable, Inc.	DE
Newco OTS LLC	DE
News Worthy Pictures Limited	United Kingdom
Newsvine, Inc.	WA
New-U Pictures Facilities LLC	DE
New-U Studios LLC	DE
Next Pursuit, LLC	DE
NF Films LLC	DE
Night Fury Productions LLC	DE
No Other Way Productions, LLC	DE
Nobody Films LLC	DE
North American Television LLC	NV
Northbridge Programming Inc.	Canada
Northern Entertainment of Louisiana LLC	LA
Northern Entertainment Productions LLC	DE
Not-4-Not Productions Limited	United Kingdom
Novel Pictures Limited	United Kingdom
Now A Warning LLC	DE
Nueva Granada Investments, LLC	DE

Nuevo Mundo Music LLC	DE
NVU - Texas LLC	DE
NVU – Vegas LLC	DE
NVUL Corp	DE
O2 Holdings, LLC	DE
O2 Music, LLC	DE
Obscure Pictures Limited	United Kingdom
Octave Productions, LLC	DE
October Films LLC	NY
OFI Holdings LLC	DE
One Belmont Insurance Company	VT
One NZ Television Limited	New Zealand
One-Horned Wonder Productions LLC	DE
Opaque Show Limited	United Kingdom
Open 4 Business Productions LLC	DE
Original Content Productions LLC	DE
Orsa Films LLC	DE
Outlet Broadcasting LLC	RI
Outlet Communications LLC	DE
Owl Films Limited	United Kingdom
Oxygen Cable, LLC	DE
Oxygen Media Interactive LLC	DE
Oxygen Media Productions LLC	DE
Oxygen Media, LLC	DE
P-1 Acquisition Sub LLC	DE
Pacific Data Images II, LLC	CA
Pacific Data Images L.L.C.	DE
Pacific Regional Programming Partners	NY
Palm Beach Group Cable Joint Venture	FL
Pants On Fire Productions Inc.	Canada
Papaya Holdings, LLC	DE
Para Siempre Productions LLC	DE
Parks Holdings Acquisition LLC	DE
Parks Holdings Acquisition Sub LLC	DE
Parthenon Media Group Limited	United Kingdom
Partially Baked Productions LLC	DE
Pattison Development, LLC	PA
Pattison Realty, LLC	PA
PCA Productions LLC	DE
PE Productions LLC	DE
Peacock Media Productions LLC	DE
Peacock Productions (UK) LLC	DE
Peacock TV EMEA Limited	United Kingdom
Peacock TV LLC	DE
Peacock TV Music LLC	DE
Pennebaker LLC	DE

PG Filmed Entertainment LLC	DE
PG Television LLC	DE
Philadelphia Flyers Enterprises Company	Canada
Philadelphia Flyers, L.P.	DE
Philadelphia Flyers, LLC	DE
PhotoOps, LLC	TN
Plaxo, Inc.	DE
Playhouse Productions Limited	United Kingdom
Podcast 2 Series LLC	DE
Pop Pop Productions LLC	DE
Portland Hockey, LLC	DE
PowerCloud Systems, Inc.	DE
Priority Films Limited	United Kingdom
Production Voices Limited	United Kingdom
PSC SA Productions LLC	DE
QCOM TV Partners	PA
Rachel Films LLC	DE
Realand Productions LLC	DE
Red Alert Productions Limited	United Kingdom
Redemption Productions LLC	DE
Regional Film Distributors LLC	DE
Regional Pacific Holdings II LLC	DE
Regional Pacific Holdings LLC	DE
Remoter Productions Pty Ltd	Australia
Retechorators, LLC	DE
Rider Productions LLC	DE
Right Alternative Productions LLC	DE
Ring Me Films LLC	LA
Rising Voices Limited	United Kingdom
River Delta Productions Limited	United Kingdom
Rosey Film Productions LLC	DE
Roving, LLC	DE
Rubin Productions LLC	DE
RW2 Films Limited	New Zealand
S.A.T.V. Publishing Limited	United Kingdom
Saga Features LLC	DE
Saigon Broadcasting LLC	DE
Salt Snake LLC	DE
Sarcophagus Films Limited	United Kingdom
Satellite Services, LLC	DE
Savannah Beast LLC	DE
Savoy Pictures, LLC	DE
SC Collection Limited	United Kingdom
Sci Fi Lab Development LLC	DE
Sci-Fi Channel Europe, L.L.C.	DE
Scope Communications LLC	CA

Scream Squad Films Inc.	Canada
Scream Squad Films LLC	DE
Scripted Voices Limited	United Kingdom
Second Alternative Productions LLC	DE
Second Podcast Productions LLC	DE
Servicios de Produccion Reforma, S.A. de C.V.	Mexico
S-F Channel Holdings LLC	DE
Shaftesbury Avenue LLC	DE
Silver Tower Productions LLC	DE
Sing 2 Productions LLC	DE
Six Feathers Music LLC	DE
Sky Channel SA	Belgium
Sky Comedy Limited	United Kingdom
Sky Corporate Secretary Limited	United Kingdom
Sky CP Limited	United Kingdom
Sky Deutschland Customer Center GmbH	Germany
Sky Deutschland Fernsehen GmbH & Co KG	Germany
Sky Deutschland GmbH	Germany
Sky Deutschland Interaction Center I GmbH	Germany
Sky Deutschland Interaction Center II GmbH	Germany
Sky Deutschland Service Center GmbH	Germany
Sky Deutschland Verwaltungs GmbH	Germany
Sky Finance Europe Limited	United Kingdom
Sky German Holdings GmbH	Germany
Sky Group Finance Limited	United Kingdom
Sky Healthcare Scheme 2 Limited	United Kingdom
Sky History Limited	United Kingdom
Sky In-Home Service Limited	United Kingdom
Sky International AG	Switzerland
Sky International Operations Limited	United Kingdom
Sky IP International Limited	United Kingdom
Sky IQ Limited	United Kingdom
Sky Ireland Limited	Ireland
Sky Italia Network Service S.r.l.	Italy
Sky Italia S.r.l.	Italy
Sky Italian Holdings S.p.A.	Italy
Sky Labs Aalborg A/S	Denmark
Sky Limited	United Kingdom
Sky Manufacturing Services Limited	Hong Kong
Sky Media GmbH	Germany
Sky Ocean Ventures Partner Limited	United Kingdom
Sky Operational Finance Limited	United Kingdom
Sky Österreich Fernsehen GmbH	Austria
Sky Österreich Verwaltung GmbH	Austria
Sky Pension Plan Trustees Limited	United Kingdom
Sky Retail Stores Limited	United Kingdom

Sky SNA Limited	United Kingdom
Sky SNI Limited	United Kingdom
Sky SNI Operations Limited	United Kingdom
Sky Studios Limited	United Kingdom
Sky Studios Productions Limited	United Kingdom
Sky Subscribers Services Limited	United Kingdom
Sky Supply Chain Services Poland sp. z o.o.	Poland
Sky Switzerland SA	Switzerland
Sky Telecommunications Services Limited	United Kingdom
Sky Television Limited	United Kingdom
Sky UK Investments Limited	United Kingdom
Sky UK Limited	United Kingdom
Sky Ventures Limited	United Kingdom
SkyShowtime CE Europe Kft	Hungary
SkyShowtime Iberia S.R.L.	Spain
SkyShowtime Limited	United Kingdom
SkyShowtime Nordics AB	Sweden
SkyShowtime Poland sp. z o.o.	Poland
Smiley Face Productions LLC	DE
Snapped TV Productions LLC	DE
SNL Entertainment Holdings Sub LLC	DE
SNL Entertainment Holdings, Inc.	DE
SNL Entertainment, LLC	DE
Snow Globe Production Pty Ltd	Australia
Someone’s Favorite Show LLC	DE
Spanish-Language Productions LLC	DE
Spectacor Adjoining Real Estate New Arena, L.P.	DE
Spectrum Arena Limited Partnership	PA
Speex, LLC	DE
Spooky Files 2 Production Pty Ltd	Australia
Spooky Files Productions Pty Ltd	Australia
Sports Cards LLC	KY
Sports Ventures Sub LLC	DE
SportsChannel New England LLC	CT
SportsChannel Pacific Associates	NY
SportsEngine Canada, Inc.	Canada
SportsEngine LLC	DE
SportsEngine UK Limited	Ireland
SportsEngine, Inc.	DE
Sprout Michigan Productions, LLC	MI
Sprout Network Music, LLC	DE
St. Giles LLC	DE
St. Louis Productions LLC	DE
Stamford Media Center & Productions LLC	DE
Stamford Studios Digital Factory LLC	DE
StarPlay Productions Limited	United Kingdom

Static Films Limited	United Kingdom
Station Operations LLC	DE
Station Venture Holdings, LLC	DE
Station Venture Operations, LP	DE
Stiletto Cinema Partners Inc.	Canada
Stiletto Pictures LLC	DE
Stuart Street Digital Studios LLC	CA
Studio Distribution Services Canada Corporation	Canada
Studio Distribution Services LLC	DE
SUB I - USA Holding LLC	DE
Sugar Films Limited	United Kingdom
Sunny Days Productions LLC	DE
Surehouse, LLC	DE
Syfy Channel Publishing LLC	DE
Syfy Films LLC	DE
Syfy LLC	DE
Syfy Media Productions LLC	DE
Tale Productions LLC	DE
Talk Video Productions, LLC	DE
TCI California Holdings, LLC	CO
TCI IL-Holdings II, LLC	CO
TCI IL-Holdings, Inc.	CO
TCI Pacific Communications, LLC	DE
TCP Security Company LLC	TX
TeamUnify, LLC	OR
Ted Production Pty Ltd	Australia
Telemundo 10370 Montana Ave LLC	DE
Telemundo 2400 Monroe Street LLC	DE
Telemundo 314 Redwood LLC	DE
Telemundo 500 Media Place LLC	DE
Telemundo 6380 Polaris LLC	DE
Telemundo Global Publishing LLC	DE
Telemundo Group LLC	DE
Telemundo Internacional LLC	DE
Telemundo International Studios LLC	DE
Telemundo Las Vegas License LLC	DE
Telemundo Las Vegas LLC	DE
Telemundo Media LLC	DE
Telemundo Mid-Atlantic LLC	DE
Telemundo Music Publishing, LLC	DE
Telemundo Network Group LLC	DE
Telemundo of Arizona LLC	DE
Telemundo of Chicago LLC	DE
Telemundo of Denver LLC	DE
Telemundo of Florida LLC	DE
Telemundo of Fresno LLC	DE

Telemundo of New England LLC	DE
Telemundo of New Mexico LLC	DE
Telemundo of North Carolina LLC	DE
Telemundo of Northern California LLC	CA
Telemundo of Puerto Rico LLC	Puerto Rico
Telemundo of San Diego LLC	DE
Telemundo of Texas LLC	DE
Telemundo of Utah LLC	DE
Telemundo Rio Grande Valley, LLC	DE
Telemundo Television Studios, LLC	DE
Terra Properties LLC	DE
Terrace Studios LLC	DE
TGC, LLC	DE
That Technology, LLC	DE
The Bros Movie LLC	DE
The Cloud Networks Limited	United Kingdom
The Comcast Network, LLC	DE
The Connor Project LLC	DE
The Praise Productions LLC	DE
The Production Hive, LLC	DE
The Resort TLMD LLC	Puerto Rico
The Worst Productions LLC	DE
Third Alternative Productions LLC	DE
Third Wish Productions Limited	United Kingdom
This Technology (Beijing) Software Co., Ltd	China
Three Act Pictures Limited	United Kingdom
Three Belmont Insurance Company	NY
Tier One Subsidiary LLC	DE
Tony Ayres Productions Pty Ltd	Australia
Toothless Productions Limited	United Kingdom
Top Alternative Studio LLC	DE
Transatlantic Productions LLC	DE
Transistor Films Limited	United Kingdom
Treasure LTR Productions LLC	DE
Tribune-United Cable of Oakland County	MI
Trio Entertainment Network Inc.	Canada
Trip Productions LLC	LA
Truck 44 Productions LLC	DE
True Blue Productions LLC	DE
True North Productions Limited	United Kingdom
True Productions Pty Ltd	Australia
TTP Films Limited	United Kingdom
Turn Up The Volume Productions Pty Ltd	Australia
Tuxedo Terrace Films LLC	DE
Two Plus Voices Limited	United Kingdom
TyJade Ranch LLC	DE

TZGZ Productions LLC	DE
UCF Hotel Venture II	FL
UCF Hotel Venture III	FL
UCF Hotel Venture IV	FL
UCF Hotel Venture V	FL
UCF Hotel Venture VI	FL
UCF Hotel Venture VII	FL
UCS Project I LLC	DE
UCTC of Los Angeles County, Inc.	DE
UIP (UK) Limited	United Kingdom
Umbrella NZ Television Limited	New Zealand
UMSI Productions Limited	United Kingdom
Underground Producciones S.A.	Argentina
United Cable Television of Los Angeles, LLC	CA
United Cable Television of Oakland County, Ltd.	CO
United International Pictures of Panama, Inc.	DE
United of Oakland, Inc.	DE
Universal (Beijing) Consulting Company Limited	China
Universal / U-Drive Joint Venture	CA
Universal 13th Street.com LLC	CA
Universal 1440 Entertainment LLC	DE
Universal Access LLC	VA
Universal Animation Studios LLC	DE
Universal Arenas Holdings, LLC	DE
Universal Beijing Development Services LLC	DE
Universal Beijing Owner Holding LLC	DE
Universal Beijing Servicer Holding LLC	DE
Universal Beijing Services LLC	DE
Universal Beijing WFOE Holding LLC	DE
Universal Briggs LLC	FL
Universal Cable Productions Development LLC	DE
Universal City Development Partners, Ltd.	FL
Universal City Florida Holding Co. I	FL
Universal City Florida Holding Co. II	FL
Universal City Property Management II LLC	DE
Universal City Restaurant Venture, LLC	DE
Universal City Studios LLC	DE
Universal City Studios Productions LLLP	DE
Universal City Travel Partners	FL
Universal Consumer Products France SAS	France
Universal Consumer Products Germany GmbH	Germany
Universal Consumer Products Iberia, S.L.U.	Spain
Universal Consumer Products Italy S.r.l.	Italy
Universal Content Productions LLC	DE
Universal Creative LLC	DE
Universal Film Exchanges Holdings II LLC	DE

Universal Film Exchanges LLC	DE
Universal First-Run Productions LLC	DE
Universal First-Run Television LLC	DE
Universal HD LLC	DE
Universal Home Entertainment Productions LLC	DE
Universal International Films LLC	DE
Universal International Studios Limited	United Kingdom
Universal Kids LLC	DE
Universal Kids Media Productions LLC	DE
Universal Kids’ Network LLC	DE
Universal Network Programming LLC	DE
Universal Orlando Foundation, Inc.	FL
Universal Orlando Online Merchandise Store	FL
Universal Pictures (Australasia) Pty. Ltd.	Australia
Universal Pictures (Beijing) Consulting Company Limited	China
Universal Pictures (Hong Kong) Limited	Hong Kong
Universal Pictures (Shanghai) Trading Company Limited	China
Universal Pictures (Singapore) Holdings Pte. Ltd.	Singapore
Universal Pictures (UK) Limited	United Kingdom
Universal Pictures Canadian Services LLC	DE
Universal Pictures Company of Puerto Rico LLC	DE
Universal Pictures Corporation of China LLC	DE
Universal Pictures Entertainment Productions Limited	United Kingdom
Universal Pictures Germany GmbH	Germany
Universal Pictures Group (UK) Limited	United Kingdom
Universal Pictures Home Entertainment LLC	DE
Universal Pictures International Australasia Pty Ltd	Australia
Universal Pictures International Austria GmbH	Austria
Universal Pictures International Brazil Ltda.	Brazil
Universal Pictures International Entertainment Limited	United Kingdom
Universal Pictures International France SAS	France
Universal Pictures International Germany GmbH	Germany
Universal Pictures International Italy S.R.L.	Italy
Universal Pictures International Korea Company	South Korea
Universal Pictures International Limited	United Kingdom
Universal Pictures International LLC	Russia
Universal Pictures International New Zealand Limited	New Zealand
Universal Pictures International Spain, S.L.U.	Spain
Universal Pictures International Switzerland GmbH	Switzerland
Universal Pictures International UK & EIRE Limited	United Kingdom
Universal Pictures Limited	United Kingdom
Universal Pictures México S. de R.L. de C.V.	Mexico
Universal Pictures México Services S. de R.L. de C.V.	Mexico
Universal Pictures Productions GmbH	Germany
Universal Pictures Productions Limited	United Kingdom
Universal Pictures Rus LLC	Russia

Universal Pictures Subscription Television Limited	United Kingdom
Universal Pictures Switzerland GmbH	Switzerland
Universal Pictures Vidéo (France) SAS	France
Universal Pictures Visual Programming Limited	United Kingdom
Universal Rank Hotel Partners	FL
Universal Set Services LLC	DE
Universal Shared Billing Services, LLC	FL
Universal Stage Productions Development LLC	DE
Universal Stage Productions LLC	DE
Universal Stage Productions UK Limited	United Kingdom
Universal Studio Group (Australia) Pty Ltd	Australia
Universal Studio Group Animation LLC	DE
Universal Studio Group IP LLC	DE
Universal Studios Canada Inc.	Canada
Universal Studios Carousel Post Production LLC	DE
Universal Studios Channel Holdings LLC	CA
Universal Studios Child Care Center LLC	DE
Universal Studios China Investment LLLP	DE
Universal Studios Company LLC	DE
Universal Studios Corner Store LLC	DE
Universal Studios Development Venture Five LLC	DE
Universal Studios Development Venture Seven LLC	DE
Universal Studios Development Venture Six LLC	DE
Universal Studios Development Venture Two LLC	DE
Universal Studios Digital Cinema Ventures, LLC	DE
Universal Studios Enterprises LLC	DE
Universal Studios Film Production LLC	DE
Universal Studios Fitness Center LLC	DE
Universal Studios Home Entertainment LLC	DE
Universal Studios Home Entertainment Productions LLC	DE
Universal Studios Hotel II LLC	DE
Universal Studios Hotel III LLC	DE
Universal Studios Hotel IV LLC	DE
Universal Studios Hotel LLC	DE
Universal Studios Hotel V LLC	DE
Universal Studios Hotel VI LLC	DE
Universal Studios Hotel VII LLC	DE
Universal Studios Interactive Entertainment LLC	DE
Universal Studios International B.V.	Netherlands
Universal Studios International Television Do Brasil Ltda.	Brazil
Universal Studios Korea Planning Services LLC	DE
Universal Studios Licensing LLC	DE
Universal Studios Limited	United Kingdom
Universal Studios LLC	DE
Universal Studios Music LLLP	DE
Universal Studios Network Programming	CA

Universal Studios NewCanada LLC	DE
Universal Studios Pacific Partners LLC	DE
Universal Studios Pay Television LLC	DE
Universal Studios Pay TV Latin America LLC	DE
Universal Studios Pay-Per-View Development LLC	DE
Universal Studios Recreation China Planning Services LLC	DE
Universal Studios Recreation Japan Planning Services LLC	DE
Universal Studios Satellite Services LLC	DE
Universal Studios Singapore Planning Services LLC	DE
Universal Studios Store Hollywood LLC	DE
Universal Studios Store Orlando LLC	DE
Universal Studios Television Distribution Spain, S.L.U.	Spain
Universal Studios TV Channel Poland LLC	DE
Universal Subscription Television Americas LLC	DE
Universal Syndicated Productions LLC	DE
Universal Television Emerald Holdings LLC	CA
Universal Television Emerald Productions LLC	CA
Universal Television Enterprises LLC	DE
Universal Television Group LLC	DE
Universal Television LLC	NY
Universal Television Music Publishing LLC	DE
Universal Television Networks	NY
Universal Television Productions LLC	DE
Universal Theatrical Group LLC	DE
Universal TV Australia Pty. Limited	Australia
Universal TV Canada Productions LLC	DE
Universal TV France SNC	France
Universal TV Music LLC	CA
Universal TV Music Publishing LLC	CA
Universal TV NewCo LLC	DE
Universal TV Pictures Development LLC	DE
Universal TV Pictures LLC	DE
Universal TV Talk Video LLC	DE
Universal VOD Venture Holdings LLC	DE
Universal Worldwide Television LLC	DE
UPD Films LLC	DE
UPI Development LLC	DE
UPI Films LLC	DE
UPI Pictures LLC	DE
UPI Productions LLC	DE
UPR International LLC	DE
USA Brasil Holdings L.L.C.	DE
USA Cable Entertainment LLC	DE
USA Cable Entertainment Publishing LLC	DE
USA Love Development, LLC	CA
USA Network Media Productions LLC	DE

USA Network Publishing LLC	DE
USA Networks Partner LLC	DE
USANi Holding Company LLC	DE
USG Development LLC	DE
USG UK Production Limited	United Kingdom
USG(A) Virtual Production Infrastructure Pty Ltd	Australia
USI - USA Holding LLC	DE
USI Asset Transfer LLC	DE
USI Entertainment LLC	DE
USI Interim LP LLC	DE
USI Music Publishing LLC	DE
USIE - USA Holding LLC	DE
USI-New Bren Holdco LLC	DE
USJ LLC	Japan
U-Talk Enterprises LLC	DE
V - USA Holding LLC	DE
Valet Productions LLC	DE
Valor Film Productions LLC	DE
VeggieTales Tour, LLC	DE
Verona Films LLC	DE
Versus Holdings, LLC	DE
Video 44	IL
Video 44 Acquisition LLC	IL
Video Technology Services, LLC	DE
VIEW Quebec Inc.	Canada
Vision Distribution S.p.A.	Italy
Visual Australia Pty Ltd	Australia
Visual BC Inc.	Canada
Visual Productions FF Limited	New Zealand
Visual Quebec Inc.	Canada
vMOTE, LLC	DE
VN Productions LLC	DE
Voyage Productions Limited	United Kingdom
Vudu, LLC	VA
VUE Holding LLC	DE
VUE NewCo LLC	DE
Watch What You Play Music, LLC	DE
WatchBack LLC	DE
WBTS Television LLC	DE
WCAU Holdings, LLC	DE
Welcome To Hollywood, LLC	CA
WellUp, LLC	DE
Western Sky Limited	United Kingdom
WestMarc Development II, LLC	CO
Wicked Asia LLC	DE
Wicked Australia LLC	DE

Wicked Australia Production Pty Ltd	Australia
Wicked Broadway Inc.	NY
Wicked California LP	DE
Wicked LLC	DE
Wicked London LLC	DE
Wicked London Production Limited	United Kingdom
Wicked Oz Investment LLC	DE
Wicked Oz Productions LLC	DE
Wicked Pacific Rim LLC	DE
Wicked Tour Canada Corp.	DE
Wicked Tour Managing Partner LLC	DE
Wicked Tour Productions LP	DE
Wicked UK Production Limited	United Kingdom
Wicked UK Tour Production Limited	United Kingdom
Wider Voices Limited	United Kingdom
WiFi Funding LLC	NY
WKAQ Holdings LLC	DE
WNJU-TV Broadcasting LLC	NJ
Working Title Films Limited	United Kingdom
Working Title Group LLC	DE
Working Title Productions Limited	United Kingdom
Working Title Television Limited	United Kingdom
WT Film Productions Limited	United Kingdom
WTTV Limited	United Kingdom
WTTV Productions Limited	United Kingdom
WWP Productions Pty Ltd	Australia
WWP2 Films LLC	DE
XF Wireless Investment II, LLC	DE
Xfinity Managed Services, LLC	DE
Xidio, LLC	DE
Xumo LLC	DE
Xumo Services, LLC	DE
YR Production Pty Ltd	Australia
ZAP Television Beteiligungs GmbH	Germany
ZAP Television GmbH & Co. KG	Germany
Znak & Co. LLC	DE
Zoms Productions LLC	DE
Zupp, LLC	DE